Exhibit 10.28

AMENDMENT TO LEASE AGREEMENT
[Congressional]

THIS AMENDMENT TO LEASE AGREEMENT (“Amendment”) is made and entered into effective as of the       day of March, 2005 (the “Effective Date”) by and between Eugene M. Kornblum and Helen H. Kornblum (hereinafter collectively referred to as “Landlord”) and ST, LOUIS MUSIC, INC., a corporation, existing under the laws of the State of Missouri (hereinafter referred to as “Tenant”).

RECITALS:

A.                                                Landlord and Tenant entered into that certain Lease Agreement (“Lease”) dated as of September 12,1990, for land and all appurtenances, buildings and improvements located thereon situated in the County of St. Louis, State of Missouri as more particularly described in the Lease.

B.                                                  Landlord and Tenant now wish to amend the Lease as set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants and obligations contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged and confessed, Landlord and Tenant agree as follows:

1.                                                    All capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Lease. In the event of any conflict or inconsistency between this Amendment and the Lease, this Amendment shall control.

2.                                                    The ending date of the term of the Lease as described in Paragraph 2 of the Lease is hereby extended to and shall be February 29,2008, unless sooner terminated pursuant to other provisions of the Lease, in addition, Tenant shall have no further renewal or extension options and any such rights in the Lease are deleted.

3.                                                    Paragraph 3 of the Lease is hereby stricken in its entirety and replaced with the following language:

“3.                                Use of the Premises. Tenant shall be entitled to have and to hold the Premises, subject to the conditions herein contained, for any use permitted by law. Landlord and Tenant shall comply with, and shall maintain the Premises in compliance with, all laws and all requirements of all governmental authorities applicable to the Premises and to the use thereof, and shall maintain the Premises in compliance with the requirements of the insurance companies providing the insurance required by subparagraph (b)(3) of Paragraph 4 below.”

4.                                                    Paragraph 5 of the Lease is hereby stricken in its entirety and replaced with the following language:

“5.                                Maintenance, Repairs, Alterations and Restorations.

(a)                   Tenant shall, at its sole cost and expense, maintain and care for the building and improvements located on the Premises, including landscaped areas, roadways and the parking areas, except as otherwise provided in subparagraph (b) below. Tenant shall, at its sole cost and expense, maintain and care for the Interiors of the building and improvements, including all plumbing, heating, air conditioning, electrical and sewer systems devices and installations. Tenant agrees to keep the Premises free from any nuisance or filth upon or adjacent thereto, Except as otherwise provided in subparagraph (b) below, all repairs and alterations deemed necessary to the exterior and interior of the buildings and improvements located on the Premises shall be made or constructed by Tenant with the consent of Landlord; and all repairs, alterations, restorations, buildings and other improvements so made or constructed shall remain as or become, as the case may be, a part of the realty.

(b)                  Landlord shall conduct all structural maintenance and repairs to the foundation, the exterior walls and the roof of the building as may be required for the preservation, protection or restoration of the Premises, unless any such maintenance and/or repair is required as a result of damage caused by the gross negligence or willful acts and/or omissions of Tenant, its employees or invitees, on or after the Effective Date. Landlord shall also conduct all maintenance and repairs to the Premises that are required as a result of damage caused prior to the Effective Date, and shall perform any such alterations to the Premises as are required by law, except and to the extent such alterations are so required due to improvements or intended improvements to the Premises by Tenant.

(c)                   All repairs, alterations, restorations, buildings and other improvements made or constructed to or on the Premises shall be performed by the responsible party in a good and workmanlike manner, shall be pursued by the responsible party with due diligence until the Premises will again be fit for occupancy of Tenant, or until said construction shall be reasonably deemed completed by Landlord, and shall be performed in conformity with all applicable laws, ordinances, rules and regulations. Tenant shall not, under any circumstances, allow or permit any lien for labor and material to attach to the Premises.

(d)                         Subject to paragraph 6(b) below, Tenant shall pay for all costs and expenses incurred by Tenant arising out of Tenant’s obligations to make the repairs,, alterations or restorations described in subparagraph (a) above. Landlord shall also pay for all costs and expenses incurred by Landlord arising out of Landlord’s obligations to make the repairs, alterations or restorations described in subparagraph (b) above.”

5.                                                    Paragraph 6 of the Lease is hereby stricken in its entirety and replaced with the following language:

“6.                                              Indemnification.

(a)                                        Tenant agrees that it will protect, indemnify and save Landlord harmless from and against any penalty, damage or charge imposed for any violation of any law or ordinance by Tenant, its agents, employees or anyone acting on behalf of Tenant. Tenant further agrees that it will protect, indemnify and save Landlord harmless from and against any and all claims, suits, demands, causes of action, costs and liabilities arising from Tenant’s use of the Premises on or after the Effective Date, or from any act permitted, or any omission to act, in or about the Premises by Tenant or its employees or invitees on or after the Effective Date, or from any breach or default by Tenant of this Lease, except to the extent caused by Landlord’s negligence or willful misconduct.

(b)                                       Landlord agrees that it will protect, indemnify and save Tenant harmless from and against any and all claims, suits, demands, causes of action, costs and liabilities arising from any breach or default by Landlord of this Lease, except to the extent caused by Tenant’s negligence or willful misconduct, Landlord further agrees that

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it will protect, indemnify and save Tenant harmless from and against any and all claims, suits, demands, causes of action, costs and liabilities associated with, related to, or arising out of (i) the maintenance and repair of the roof, including without limitation any removal, disposal or other remediation required by law with respect to any asbestos containing materials (“ACMs”) or presumed ACMs that may be present in the roof; (ii) any underground storage tanks that may be or have been present on the Premises; and (iii) without limitation to item (i) above, the presence of any ACMs or presumed ACMs on the Promises; provided, however that Landlord shall have no such indemnification obligation with respect to any remediation, maintenance, encapsulation, removal, disposal, labeling or other actions with respect to any ACMs, presumed ACMs or underground storage tanks except to the extent such action is required under applicable laws.”

5.                                                    Paragraph 8 of the Lease is hereby stricken in its entirety and replaced with the following language:

“8.                                              Destruction and Eminent Domain.

(a)                                        Should the entire area of the Premises, or such portion thereof as to interfere materially with or curtail the operations of Tenant’s business for a period in excess of sixty (60) days, be destroyed by fire or other cause or be acquired or taken by condemnation by any public or quasi-public authority or under the power of eminent domain, this Lease may, at the option of Tenant, be terminated and of no further force and effect from and after the date of such total destruction or the effective date of the taking by such public or quasi-public authority. Tenant shall have no interest in nor shall it share in any insurance proceeds or condemnation award received by Landlord for the Premises.

(b)                                       Should only a portion of the Premises be so destroyed, acquired or condemned, and the portion thus destroyed or taken be of such an amount as not to interfere materially with or curtail the operations of Tenant’s business for a period in excess of sixty (60) days, then this Lease shall continue in full force and effect as to the portion not so destroyed or taken with a reduction in the fixed annual rent proportionate to the area of the Premises so destroyed or taken for a period up to, but not exceeding, six (6) months, provided that Landlord has in force business interruption insurance payable to the lender of any indebtedness of Landlord which is secured by the premises in an amount sufficient to pay the debt service on such indebtedness during the period of rent reduction. The parties shall make all of the repairs and improvements deemed necessary in order to restore the Premises to its original condition and shall perform, pursue and complete said repairs and improvements in accordance with the terms and provisions of Paragraph 5 above. The costs and expenses incurred by Tenant in making said repairs and improvements shall be paid for by Tenant and shall be reimbursed by Landlord, but only to the extent paid for by the insurance proceeds or condemnation award received by Landlord. Upon completion of said repairs and improvements in accordance with and as determined by the terms and provisions of Paragraph 5 above, the fixed annual rent, if reduced under the terms of this subparagraph (b), shall be increased to the amount set forth in Paragraph 4.”

(c)                                               The fact of whether such destruction, acquisition or condemnation has materially interfered with or curtailed the operations of Tenant’s business for a period in excess of sixty (60) days shall be determined by the mutual decision of Landlord and Tenant. If

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Landlord and Tenant cannot agree as to whether such destruction, acquisition or condemnation has materially interfered with or curtailed the operations of Tenant’s business for a period in excess of sixty (60) days, the fact shall be determined by arbitration in accordance with and as provided by the Missouri Uniform Arbitration Act, Section 435.350 et. seq. R.S. Mo. 1994.”

6.                                                    Paragraph 9 of the Lease is hereby stricken in its entirety and replaced with the following language:

“9.                                              Default.

(a)                                 In the event that Tenant shall fail to pay any installment of rent within ten (10) days from the date that the same shall become due hereunder or shall fail to pay any insurance premiums or taxes and assessments within ten (10) days after written notice from Landlord that the same shall be due, or in the event that Tenant shall fail in the observance of performance of any of the other terms, conditions and provisions of this Lease for more than thirty (30) days after written notice of such default shall have been mailed to Tenant (provided, however, that if Tenant shall promptly proceed to correct such failure upon notice thereof then said thirty (30) day period if insufficient, shall be extended for such reasonable time as may be necessary), or in the event that Tenant shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state or federal insolvency or bankruptcy act, or if Tenant shall make a general assignment for the benefit of creditors, or if a receiver of the property of Tenant shall be appointed and such appointment shall not be vacated within 120 days after it is made, or if Tenant shall allow or permit any lien for labor or material to attach to the Premises, then Landlord, besides other rights or remedies Landlord may have, shall have the immediate right to pursue any one or more of the following remedies without notice or demand whatsoever, which remedies are cumulative and not alternative;

(i)                                           Landlord shall have the right to remedy or attempt to remedy any default of Tenant, and in so doing to make any payments due or alleged to be due by Tenant to third parties and to enter upon the Premises to do any work or other things therein, and in such event all reasonable expenses of Landlord in remedying or attempting to remedy such default shall be payable by Tenant to Landlord on demand. All sums so paid by Landlord and all expenses in connection therewith, shall bear interest thereon at the rate of fifteen percent (15%) per annum or the highest legal rate if less and if not otherwise demanded by Landlord shall be deemed additional rent;

(ii)                                        Landlord shall have the right to terminate this Lease or terminate Tenant’s right to possession of the Premises without terminating this Lease forthwith by leaving upon the Premises or by affixing to on entrance door to the Premises notice terminating the Lease or possession. Upon the giving by the Landlord of a notice in writing terminating this Lease or terminating Tenant’s right to possession of the Premises, Tenant shall remain liable for and shall pay on demand by Landlord (A) the full amount of all Rent which accrues or which would have accrued until the date on which this Lease would have expired had termination not occurred, and any and all damages and expenses incurred by Landlord in re-entering and repossessing the Premises in making good any default of Tenant, in making any alterations, remodeling or new tenant finish to the Premises, and any and all expenses which the Landlord may incur during the occupancy of any new tenant, legs (B) the net proceeds of any re-letting of the Premises which has occurred at the time of the aforesaid demand by Landlord to Tenant. Landlord shall be

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entitled to any excess with no credit to Tenant. Landlord may, in its sole, discretion, make demand on Tenant as aforesaid on any one or more occasions, and any suit brought by Landlord to enforce collection of such difference for any subsequent month or months. Tenant’s liability shall survive the institution of summary proceedings and the issuance of any warrant hereunder; and

(iii)                                     Landlord shall have the right of injunction and the right to invoke any other remedy allowed at law or in equity, and mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy at law or in equity.

(b)                                In the event that Tenant shall fail in the observance of performance of any of the terms, conditions or provisions of this Lease, including but not limited to payments or money to Landlord or any other person or entity, and Landlord engages the services of an attorney to enforce such terms, conditions or provisions, then and in such event, Landlord shall be entitled to recover from Tenant the entire cost of collection or other enforcement, including reasonable attorneys’ fees, which if not otherwise demanded by Landlord shall be deemed additional rent hereunder. In the event that Landlord shall fail in the observance or performance of any of the terms, conditions or provision of this Lease on its part to be performed, and Tenant engages the services of an attorney to enforce such terms, conditions or provisions, then and in such event, Tenant shall be entitled to recover from Landlord the entire cost of enforcement, including reasonable attorneys’ fees.”

6.                                                    There is herby added to the Lease a new Paragraph 13, which reads in its entirety as follows:

13.                                Limitation of Liability. Tenant agrees that it shall look solely to Landlord’s estate and interest in the Premises (or the proceeds thereof) for the satisfaction of any right of Tenant for the collection of a judgment or other judicial process requiring the payment of money by Landlord. No other properly or assets of Landlord, its partners, its joint venturers or any officers, directors or employees of any of the foregoing, shall be subject to any enforcement procedures for the satisfaction of any of Tenant’s rights and remedies under or as to: (i) the Lease, (ii) the relationship of Landlord and Tenant under this Lease or under law, (iii) Tenant’s use and occupancy of the Premises, or (iv) any other liability of Landlord to Tenant. This provision shall not be deemed, construed or interpreted to be or constitute an agreement, express or implied, between Landlord and Tenant that Landlord’s interest hereunder and in the Premises shall be subject to any equitable lien or other similar lien or charge. From and after the due date upon which Landlord shall convey the Premises to another party, Landlord shall be released from its obligations hereunder, provided that such third party shall assume all obligations of Landlord as set forth herein.

7.                                                    There is hereby added to the Lease a new paragraph 14, which reads in its entirety as follows:

“14.                          Landlord Agreement. Landlord hereby agrees to execute and deliver to Tenant, contemporaneously with this Lease, that form of Landlord Agreement attached hereto as Exhibit A.”

8.                                                    There is hereby added to the Lease a new paragraph 15, which reads in its entirety as follows:

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“15.      Miscellaneous.

(a)             Tenant shall maintain during the term of this Lease the insurance coverages referenced in paragraph 4(b)(3).

(b)            The terms and provisions of the Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and personal representatives provided, however, that no assignment by, from, through or under Tenant in violation of any provisions hereof shall vest in such assignee any right, title or interest whatsoever.

(c)             Tenant may not record this Lease or a Memorandum or other notice of this Lease without Landlord’s prior written consent, which consent shall not be unreasonably conditioned, delayed or withhold.

(d)            This Lease may not be modified or amended except by a written instrument executed by both Landlord and Tenant. This Lease shall be governed by and interpreted pursuant to the laws of the State of Missouri.

(e)             The invalidity of one or more of the provisions of this Lease shall not cause the invalidity of the remainder of this Lease.

(f)               In the event that either party hereto shall bring legal action against the other party, then the prevailing party shall be entitled to reimbursement from the other party for all expenses thus incurred, including a reasonable attorney’s fee.

(g)            The captions or other headings of any sections of this Lease are inserted for convenience only and shall not be considered in construing the provision hereof if any question of intent should arise.

(h)            All rights and remedies of Landlord herein enumerated shall be cumulative and shall not be construed to exclude any other remedies allowed at law or in equity, whether or not specified herein. The failure of Landlord to insist in any one or more cases upon the strict performance of any of the provisions of this Lease or to exercise any option under this Lease shall not be construed as a waiver or a relinquishment for the future of any such provision, and one or more waivers of any breach of any provision shall not be construed as a waiver of any subsequent breach of the same. The receipt and acceptance by Landlord of any partial payment under this Lease shall not be deemed a waiver of such breach or an accord and satisfaction.”

9.                                                    This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their heirs, successors and assigns. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Lease and except as expressly modified and superseded by this Amendment, the terms and provisions of the Lease are ratified and confirmed and shall continue in full force and effect. Landlord and Tenant acknowledge and agree that the Lease as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms. This Amendment may be executed in multiple and facsimile counterparts each of which shall be deemed to be an original and together shall constitute one instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Missouri.

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LEASE AGREEMENT

LEASE AGREEMENT, made and entered into as of the 12th day of September, 1990, by and between Eugene M. Kornblum and Helen H. Kornblum (hereinafter collectively referred to as “Landlord”), and St. Louis Music, Inc., a corporation existing under the laws of the State of Missouri (hereinafter referred to as “Tenant”).

1.                            Description of Premises.

Landlord, for and in consideration of the rents, covenants and agreements hereinafter mentioned and hereby agreed to be paid, kept and performed by Tenant, has leased and by these presents does lease unto Tenant the parcel of land described in Exhibit 1 attached hereto and made a part hereof, together with all appurtenances, buildings and improvements located thereon, and situated in the County of St. Louis, State of Missouri (hereinafter referred to as the “Premises”). This lease shall be subject to that certain lease dated October 12, 1989 by and between Borman Congressional Partners, a Missouri partnership, as Lessor, and Gerard Packaging Systems, Inc., as Lessee (the “Gerard Lease”). The Gerard Lease was assigned by Borman Congressional Partners to Tenant upon Tenant’s acquisition of the Premises pursuant to an Assignment and Assumption Agreement dated May 4, 1990, and further assigned by Tenant to Landlord upon Landlord’s acquisition of the Premises pursuant to an Assignment and Assumption Agreement dated September 10, 1990.

2.                            Lease Term.

This lease (hereinafter referred to as the “Lease”) shall commence on the 1st day of November, 1990, and shall end on the 31st day of October, 2005, unless sooner terminated pursuant to other provisions of this Lease.

3.                            Use of Premises.

Tenant shall be entitled to have and to hold the Premises, subject to the conditions herein contained, for the purposes of manufacturing, storage, warehousing, shipping and office center and for any other use permitted by law. Tenant shall comply with, and shall maintain the Premises in compliance with, all laws and all requirements of all governmental authorities applicable to the Premises and to the use thereof, and shall maintain the Premises in compliance with the requirements of the insurance companies providing the insurance required by subparagraph (b) (3) of Paragraph 4 below.

4.                            Rental.

(a)             As fixed annual rent Tenant shall pay directly to Landlord, or to such other person as Landlord designates, without previous demand therefor, the sum of One Hundred Thousand Dollars ($100,000.00) per year, payable in equal monthly installments of

Eight Thousand Three Hundred Thirty-Three and 33/100 Dollars ($8,333.33) in advance on the first day of each and every month during the term of this Lease.

(b)            As additional rental during the term of this Lease, Tenant shall fully pay all costs and charges in connection with or arising out of the following:

(1)                          All taxes, assessments and other governmental charges levied, during the term hereof, on the Premises or any part thereof, including, but not limited to, all general and special assessments, sewer taxes, water licenses, and any other taxes, penalties, fines, interests and costs imposed upon or against the Premises or against any of the personal property placed upon the Premises;

(2)                          All electricity, water, sewer use, gas, costs of operation of heating and air conditioning and other utilities used on the Premises during the full term of this Lease;

(3)                          All insurance premiums for the following described insurance required to be maintained on the Premises by Tenant, in the name of Landlord or such other person or entity as Landlord may designate:

(A)                                    Insurance for all risks of direct physical loss or damage to the Premises (subject to standard policy exclusions) in an amount representing the full replacement costs of the improvements located on the Premises, in insurance companies approved by Landlord and authorized to do business in the state of Missouri; and

(B)                                      Insurance for public liability coverage, protecting both Landlord and Tenant against any and all claims for personal injury, loss of life or damage to property sustained or claimed to have been sustained in, on or about the Premises or the building, improvements and appurtenances located thereon or upon the adjoining sidewalks, streets or alleyways. Such insurance shall be in such amounts and contain such coverages as Landlord may reasonably require; and

(C)                                      A certificate or certificates of the insurers that such insurance is in force and effect shall be deposited with Landlord and shall contain an undertaking by the respective insurers that the insurance policies shall not be canceled or modified adversely to the interests of Landlord without at least thirty (30) days’ prior notice to Landlord. Prior to the expiration of any such policy, Tenant shall furnish Landlord with evidence satisfactory to Landlord that the policy has been renewed or replaced or is no longer required by this Lease.

(4)                          All other expenses and charges which shall be incurred or shall be required in connection with the possession,

occupation, operation, alteration, maintenance, repair, protection, preservation and use of the Premises, it being intended that this Lease shall be a net net lease to Landlord and that, except as is otherwise specifically provided for herein, Landlord shall have no cost or expense in connection with the Premises subleased hereunder.

5.                            Maintenance, Repairs, Alterations and Restorations.

(a)             Tenant shall make all structural repairs and alterations to the foundation, exterior walls and roof of the building and improvements located on the Premises as way be required for the preservation, protection or restoration of the Premises, unless any such repair or alteration is required as a result of damage caused by the acts of Landlord, its employees or invitees.

(b)            Tenant shall, at its sole cost and expense, maintain and care for the building and improvements located on the Premises, including landscaped areas, roadways and the parking areas. Tenant shall, at its sole cost and expense, maintain and care for the interiors of the building and improvements, including all plumbing, heating, air conditioning, electrical and sewer systems, devices and installations. Tenant agrees to keep the Premises free from any nuisance or filth upon or adjacent thereto. Except as otherwise provided in subparagraph (a) above, all repairs and alterations deemed necessary to the exterior and interior of the buildings and improvements located on the Premises shall be made or constructed by Tenant with the consent of Landlord; and all repairs, alterations, restorations, buildings and other improvements so made or constructed shall remain as or become, as the case may be, a part of the realty. All repairs, alterations, restorations, buildings and other improvements made or constructed by Tenant to or on the Premises shall be performed by Tenant in a good and workmanlike manner, shall be pursued by Tenant with due diligence until the Premises will again be fit for occupancy by Tenant, or until said construction shall be deemed completed by Landlord, and shall be performed in conformity with all applicable laws, ordinances, rules and regulations. Tenant shall not, under any circumstances, allow or permit any lien for labor and material to attach to the Premises.

(c)             Tenant shall pay for all costs and expenses incurred by Tenant arising out of Tenant’s obligations to make the repairs, alterations or restorations described in subparagraphs (a) and (b) above.

6.                            Indemnification.

Tenant agrees that it will protect, indemnify and save Landlord harmless from and against any penalty, damage or charge imposed for any violation of any law or ordinance by Tenant, its agents, employees or anyone acting on behalf of Tenant. Tenant further agrees that it will protect, indemnify and save Landlord harmless from and against any and all claims, suits, demands and causes of action of any nature whatsoever, and any expense incident to the defense thereof, for personal injury, loss of life or damage to property sustained or alleged to have been sustained upon, about or adjacent to the Premises.

7.                            Damage to Person or Property.

Landlord shall not be liable to Tenant or any other person or corporation, including Tenant’s employees, for any damage to their person or property caused by water, rain, snow, frost, fire, storm and accidents, or by breakage, stoppage or leakage of water, gas, heating and sewer pipes, air conditioning units or plumbing upon about or adjacent to the Premises.

8.                            Destruction and Eminent Domain.

(a)             Should the entire area of the Premises, or such portion thereof as to interfere materially with or curtail the operations of Tenant’s business for a period in excess of sixty (60) days, be destroyed by fire or other cause or be acquired or taken by condemnation by any public or quasi-public authority or under the power of eminent domain, and should all indebtednesses of Landlord to all lenders which are secured by the Premises, be paid in full, this Lease may, at the option of Tenant, be terminated, and of no further force and effect from and after the date of such total destruction or the effective date of the taking by such public or quasi-public authority. Tenant shall have no interest in nor shall it share in any insurance proceeds or condemnation award received by Landlord for the Premises.

(b)            Should only a portion of the Premises be so destroyed, acquired or condemned, and the portion thus destroyed or taken be of such an amount as not to interfere materially with or curtail the operations of Tenant’s business for a period in excess of sixty (60) days, or should all indebtednesses of Landlord to all lenders which are secured by the Premises not be paid in full, then, and in either of such events, this Lease shall continue in full force and effect as to the portion not so destroyed or taken with a reduction in the fixed annual rent proportionate to the area of the Premises so destroyed or taken for a period up to, but not exceeding, six (6) months, provided that Landlord has in force business interruption insurance payable to the lender of any indebtedness of Landlord which is secured by the premises in an amount sufficient to pay the debt service on such indebtedness during the period of rent reduction. Tenant shall make all of the repairs and improvements deemed necessary in order to restore the Premises to its original condition and shall perform, pursue and complete said repairs and improvements in accordance with the terms and provisions of subparagraph (b) of Paragraph 5 above. The costs and expenses incurred by Tenant in making said repairs and improvements shall be paid for by Tenant and shall be reimbursed by Landlord, but only to the extent paid for by the insurance proceeds or condemnation award received by Landlord. Upon completion of said repairs and improvements in accordance with and as determined by the terms and provisions of subparagraph (b) of Paragraph 5 above, the fixed annual rent, if reduced under the terms of this subparagraph (b), shall be increased to the amount set forth in Paragraph 4.

(c)             The fact of whether such destruction, acquisition or condemnation has materially interfered with or curtailed the operations of Tenant’s business for a period in excess of sixty (60) days shall be determined by the mutual decision of Landlord and Tenant. If Landlord and Tenant cannot agree as to whether such destruction, acquisition or condemnation has materially interfered with or curtailed the operations of Tenant’s business for a period in excess of sixty (60) days, the fact shall be determined by arbitration in accordance with and as provided by the Missouri Uniform Arbitration Act, Section 435.350 et seq., R.S.Mo. 1980.

9.                            Default.

(a)             In the event that Tenant shall fail to pay any installment of rent within ten (10) days from the date that the same shall become due hereunder or shall fail to pay any Insurance premiums or taxes and assessments within ten (10) days after written notice from Landlord that the same shall be due, or in the event that Tenant shall fail in the observance or performance of any of the other terms, conditions and provisions of this Lease for more than thirty (30) days after written notice of such default shall have been mailed to Tenant (provided, however, that if Tenant shall promptly proceed to correct such failure upon notice thereof then said thirty (30) day period if insufficient, shall be extended for such reasonable time as may be necessary), or in the event that Tenant shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state or federal insolvency or bankruptcy act, or if Tenant shall make a general assignment for the benefit of creditors, or if a receiver of the property of Tenant shall be appointed and such appointment shall not be vacated within 120 days after it is made, or if Tenant shall allow or permit any lien for labor or material to attach to the Premises, then Landlord, besides other rights or remedies Landlord may have, shall have the immediate right to reenter the Premises and remove all persons and property from the Premises, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

(b)            Should Landlord elect to reenter the Premises, as herein provided, or should Landlord take possession pursuant to Legal proceedings or pursuant to any notice provided by law, Landlord may either terminate this Lease or may, from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Premises and relet the Premises or any part thereof as the agent for and in the name of Tenant, for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in Landlord’s sole discretion may deem advisable. Upon each such reletting, all rentals received by Landlord shall be applied first to the payment of any indebtedness other than fixed annual rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees, attorneys’ fees and costs of such alterations and repairs; third, to the payment of such fixed annual rent under the terms of this Lease, due and unpaid; and the residue, if any, shall be held by Landlord and applied in payment of future required payments under the terms of this Lease as the same may become due and payable. If such rentals received from such reletting during any month be less than the required payments to be paid during that month by Tenant under the terms of this Lease, Tenant shall pay any such deficiency to Landlord.

(c)             No such reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord’s part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof by decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, then in addition to any other remedies Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such breach, including the cost of recovering the Premises and reasonable attorneys’ fees, all of which amounts shall be immediately due and payable from Tenant to Landlord.

(d)            In the event that Tenant shall fail in the observance or performance of any of the terms, conditions or provisions of this Lease, including but not limited to payments of money to Landlord or any other person or entity, and Landlord engages the services of an attorney to enforce such terms, conditions or provisions, then and in such event, Landlord shall be entitled to recover from Tenant the entire cost of collection or other enforcement, including reasonable attorneys’ fees. In the event that Landlord shall fail in the observance or performance of any of the terms, conditions or provisions of this Lease on its part to be performed, and Tenant engages the services of an attorney to enforce such terms, conditions or provisions, then and in such event, Tenant shall be entitled to recover from Landlord the entire cost of enforcement, including reasonable attorneys’ fees.

10.                      Assignment and Subletting.

Tenant shall not transfer, assign or sublease this Lease or its interest hereunder, nor permit the same to be transferred or assigned by operation of law without the consent of Landlord, which consent shall not be unreasonably withheld by Landlord. No transfer or assignment by Tenant of this Lease or its interest hereunder and no subletting by Tenant of the Premises or any portion thereof shall operate to release Tenant from the fulfillment on Tenant’s part of its obligations under this Lease, nor affect Landlord’s right to exercise any of Landlord’s rights or remedies hereunder, without the consent of or notice to any assignee or sublessee.

11.                      Waiver and Severability.

(a)             No waiver of any forfeiture, by acceptance of rent or otherwise, shall waive any subsequent cause of forfeiture or breach of any condition of this Lease; nor shall any consent when applicable by Landlord to any assignment or subletting of the Premises, or any part thereof, be held to waive or release any assignee or sublessee from any of the foregoing conditions or covenants as against him or them; but every such assignee and sublessee shall be expressly subject thereto.

(b)            If any term, covenant or condition of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition of this Lease, shall be valid and be enforced to the fullest extent permitted by law.

12.                      Notices; Amendment.

(a)                       Any notices to be given by Landlord or Tenant to each other for any purpose connected with this Lease or otherwise, shall be in writing and deemed to have been properly given if served personally or if sent by United states registered or certified mail, return receipt request, to the following address of Landlord and Tenant, respectively, or to such other persons and addresses as Landlord and Tenant may from time to time designate:

Landlord:	Eugene M. Kornblum and Helen H. Kornblum
7736 W. Biltmore
Clayton, Missouri 63105

Tenant:	St. Louis Music, Inc.
1400 Ferguson Avenue
St. Louis, Missouri 63133

(b)                      So long as Century Life of America (“Century”) holds any security interest in or deed of trust encumbering the Premises, this lease shall not be amended without the prior written consent of Century.

IN WITNESS WHEREOF, the parties have duly executed this Lease as of the day and year first above written.

THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

Landlord:

/s/ Eugene M. Kornblum
Eugene M. Kornblum

/s/ Helen H. Kornblum
Helen H. Kornblum

Tenant:

ST. LOUIS MUSIC, INC.

By:	/s/ Eugene M. Kornblum
Title:	President

EXHIBIT 1

Lot 9 of West Plains Industrial Park Plat No. 3, according to the plat thereof recorded in Plat Book 137 Page 81 of the St. Louis County Records.